UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 12, 2007

Las Vegas Gaming, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-30375	88-0392994

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 W. Ali Baba Lane Suite D, Las Vegas, Nevada	89118

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	702-871-7111

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
Item 8.01 Other Events.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.01
EX-10.02

SECTION 3 — SECURITIES AND TRADING MARKETS
Item 3.03 Material Modification to Rights of Security Holders.
          As a result of our agreement with Treasure Island Hotel and Casino (“TI”), a wholly-owned subsidiary of MGM Mirage, whereby TI agreed to maintain the required base jackpot bankroll for our linked, progressive keno game, Nevada Numbers™, the cash resources previously required by the Nevada Gaming Control Board to be maintained as security for the Nevada Numbers™ jackpot will now be available for use in our operations. Since the cash is no longer required to bankroll Nevada Numbers™, we provided notices to holders of our Series A Convertible Preferred Stock of our right to redeem all of the outstanding shares of Series A Convertible Preferred Stock and to holders of our Series B Convertible Preferred Stock of the opportunity to convert one-half of their respective shares for either the return of their original investment or shares of Common Stock Series A.
          On February 12, 2007, we sent a notice to holders of our Series A Convertible Preferred Stock (the “Series A Notice”) in which we provided notice of the exercise of our right to convert all of the outstanding shares of Series A Convertible Preferred Stock into shares of Common Stock Series A on a one-for-one basis. The conversion date will be March 15, 2007.
          On February 12, 2007, we sent a notice to holders of our Series B Convertible Preferred Stock (the “Series B Notice”) in which we advised said holders of their right to exchange one-half of their respective shares of Series B Convertible Preferred Stock for either the return of their original investment (i.e., $5.00 per share) or five shares of Common Stock Series A for each share of Series B Convertible Preferred Stock. We have also notified holders of our Series B Convertible Preferred Stock that they may convert all of their shares into shares of Common Stock Series A on the same basis. We have set May 13, 2007 as the deadline for the receipt of the election of the holders of our Series B Convertible Preferred Stock.
          For additional information concerning the foregoing, reference is made to the Series A Notice and the Series B Notice, which are attached as exhibits hereto and incorporated by reference herein.
SECTION 8 — OTHER EVENTS
Item 8.01 Other Events.
     Reference is made to the disclosure set forth under Item 3.03 of this report, which disclosure is incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 — Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit	Name

Exhibit 10.01	Letter to holders of Series A Convertible Preferred Stock.

Exhibit 10.02	Letter to holders of Series B Convertible Preferred Stock.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS GAMING, INC.
Date: February 16, 2007	By:	/s/ Bruce A. Shepard
Bruce A. Shepard
Chief Financial Officer

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Exhibit Index

Exhibit	Name	Page
Exhibit 10.01	Letter to holders of Series A Convertible Preferred Stock.	5

Exhibit 10.02	Letter to holders of Series B Convertible Preferred Stock.	6

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